                                                                    EXHIBIT 99.2



===============================================================================

                         AGREEMENT AND PLAN OF MERGER


                                    between


                           TELE-COMMUNICATIONS, INC.


                                      and


                           TCI COMMUNICATIONS, INC.


                         Dated as of January 12, 1999

===============================================================================

                               TABLE OF CONTENTS
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
                                                                                                                             Page
ARTICLE I

DEFINITONS AND CONSTRUCTION..................................................................................................   1
     1.1     Certain Definitions.............................................................................................   1
     1.2     Terms Generally.................................................................................................   6

ARTICLE II

THE MERGER AND RELATED MATTERS...............................................................................................   7
     2.1     The Merger......................................................................................................   7
     2.2     Closing.........................................................................................................   7
     2.3     Conversion of Securities........................................................................................   8
     2.4     Changes in TCI Group Series A Stock.............................................................................   8

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY................................................................................   9
     3.1     Organization and Qualification..................................................................................   9
     3.2     Authorization and Validity of Agreement.........................................................................   9
     3.3     Capitalization..................................................................................................  10
     3.4     Reports and Financial Statements................................................................................  10
     3.5     No Approvals or Notices Required; No Conflict with Instruments..................................................  11
     3.6     Vote Required...................................................................................................  12

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF TCI........................................................................................  13
     4.1     Organization....................................................................................................  13
     4.2     Authorization and Validity of Agreement.........................................................................  13
     4.3     Capitalization of TCI...........................................................................................  14
     4.4     TCI Reports and Financial Statements............................................................................  15
     4.5     No Approvals or Notices Required; No Conflict with Instruments..................................................  15
     4.6     Vote Required...................................................................................................  16
     4.7     TCI Group Series A Stock........................................................................................  16
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

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                                                                                                                             Page
ARTICLE V

CERTAIN ACTIONS............................................................................................................... 16
     5.1     Conduct of the Company's Business Pending the Effective Time..................................................... 16
     5.2     Indemnification.................................................................................................. 17
     5.3     Actions by TCI................................................................................................... 18
     5.4     Reasonable Efforts............................................................................................... 18
     5.5     Employee Agreements.............................................................................................. 19

ARTICLE VI

CONDITIONS PRECEDENT.......................................................................................................... 19
     6.1     Conditions Precedent to the Obligations of TCI and the Company................................................... 19
     6.2     Conditions Precedent to the Obligations of TCI................................................................... 20
     6.3     Conditions Precedent to the Obligations of the Company........................................................... 21

ARTICLE VII

TERMINATION................................................................................................................... 22
     7.1     Termination and Abandonment...................................................................................... 22
     7.2     Effect of Termination............................................................................................ 22

ARTICLE VIII

MISCELLANEOUS................................................................................................................. 22
     8.1     Effectiveness of Representations, Warranties and Agreements...................................................... 22
     8.2     Notices.......................................................................................................... 22
     8.3     Entire Agreement................................................................................................. 23
     8.4     Assignment; Binding Effect; Benefit.............................................................................. 23
     8.5     Amendment........................................................................................................ 23
     8.6     Extension; Waiver................................................................................................ 24
     8.7     Headings......................................................................................................... 24
     8.8     Counterparts..................................................................................................... 24
     8.9     Applicable Law................................................................................................... 24
     8.10    Severability..................................................................................................... 24
     8.11    Limited Liability................................................................................................ 25
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                                       ii

                          AGREEMENT AND PLAN OF MERGER

          THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made as of this 12th day of January, 1999, between Tele-Communications, Inc., a Delaware corporation ("TCI") and TCI Communications, Inc., a Delaware corporation (the "Company").

          WHEREAS, TCI is the parent of the Company and beneficially owns 100% of the outstanding shares of common stock of the Company;

          WHEREAS, the parties wish to provide for the terms and conditions upon which TCI will acquire all the assets of the Company by means of a merger of the Company with and into TCI (the "Merger");

          WHEREAS, for United States federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization within the meaning of
Section 368(a) and a liquidation within the meaning of Section 332 of the Internal Revenue Code of 1986 (the "Code");

          WHEREAS, TCI has entered into an Agreement and Plan of Restructuring and Merger, dated as of June 23, 1998, with AT&T Corp. ("AT&T") and Italy Merger Corp. (the "AT&T Agreement"), pursuant to which, among other things, TCI will be acquired by AT&T by means of a merger (the "AT&T Merger"); and

          WHEREAS, this Agreement and the consummation of the transactions contemplated hereby are contingent on consummation of the transactions contemplated by the AT&T Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein, the parties hereto agree as follows:


                                   ARTICLE IV

                          DEFINITIONS AND CONSTRUCTION

     4.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following meanings unless the context otherwise requires:





          "affiliate" of any Person shall have the meaning ascribed to such term
           ---------
in Rule 12b-2 under the Exchange Act. For purposes of this Agreement, unless otherwise specified, (A) neither the Company nor any of its subsidiaries shall be deemed to be affiliates of TCI or any of TCI's subsidiaries; (B) neither TCI nor any of its subsidiaries shall be deemed to be affiliates of the Company or any of the Company's subsidiaries; (C) none of the affiliates (the "Company Affiliates") of the Company or any of its subsidiaries shall be deemed to be an affiliate of TCI or any of TCI's subsidiaries, unless such Company Affiliate would be such an affiliate if neither TCI nor any of its subsidiaries (1) owned any capital stock of the Company, (2) designated or nominated, or possessed any contractual right to designate or nominate, any directors of the Company or any of its subsidiaries or (3) otherwise possessed, directly or indirectly, the power to direct or cause the direction of the management or policies of the Company or any of its subsidiaries; and (D) none of the affiliates ("TCI Affiliates") of TCI or any of TCI's subsidiaries shall be deemed to be an affiliate of the Company or any of the Company's subsidiaries, unless such TCI Affiliate would be such an affiliate if neither TCI nor any of its subsidiaries (1) owned any capital stock of the Company, (2) designated or nominated, or possessed any contractual right to designate or nominate, any directors of the Company or any of its subsidiaries or (3) otherwise possessed, directly or indirectly, the power to direct or cause the direction of the management or policies of the Company or any of its subsidiaries.

          "Agreement" shall mean this Agreement and Plan of Merger.
           ---------

          "AT&T" shall have the meaning specified in the preamble hereto.
           ----

          "AT&T Agreement" shall have the meaning specified in the preamble
           --------------
hereto.

          "AT&T Certificate of Merger" shall mean the Certificate of Merger as
           --------------------------
defined in Article I of the AT&T Agreement.

          "AT&T Merger" shall have the meaning specified in the preamble hereto.
           -----------

          "Certificate of Merger" shall mean the certificate of merger with
           ---------------------
respect to the Merger, containing the provisions required by, and executed in accordance with, Section 251 of the DGCL.

          "Closing" shall mean the consummation of the transactions contemplated
           -------
by this Agreement.

          "Closing Date" shall mean the date on which the Closing occurs
           ------------
pursuant to Section 2.2 hereof.

          "Code" shall have the meaning specified in the preamble hereto.
           ----

          "Company" shall have the meaning specified in the preamble hereto.
           -------

          "Company Board" shall mean the Board of Directors of the Company.
           -------------

          "Company Charter" shall mean the Restated Certificate of Incorporation
           ---------------
of the Company, as amended to the date hereof and as it may be further amended prior to the Effective Time.

          "Company Common Stock" shall mean the Company Class A Stock and the
           --------------------
Company Class B Stock.

          "Company Exchangeable Preferred Stock" shall mean the Cumulative
           ------------------------------------
Exchangeable Preferred Stock, Series A, par value $.01 per share, of the Company.

          "Company Equity Affiliates" shall have the meaning specified in
           -------------------------
Section 3.1 hereof.

          "Company Preferred Stock" shall mean the Preferred Stock, par value
           -----------------------
$.01 per share, of the Company.

          "Company SEC Filings" shall have the meaning specified in Section 3.4
           -------------------
hereof.

          "Company Class A Stock" shall mean the Class A Common Stock, $1.00 par
           ---------------------
value per share, of the Company.

          "Company Class B Stock" shall mean the Class B Common Stock, $1.00 par
           ---------------------
value per share, of the Company.

          "Company Stock" shall mean the Company Common Stock and the Company
           -------------
Preferred Stock.

          "Contract Consent" shall have the meaning specified in Section
           ----------------
3.5(iii) hereof.

          "Contract Notice" shall have the meaning specified in Section 3.5(iii)
           ---------------
hereof.

          "Contract" shall have the meaning specified in Section 3.5(iv) hereof.
           --------

          "control" shall mean, with respect to any Person, the possession,
           -------
direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership interests, by contract or otherwise.

          "DGCL" shall mean the General Corporation Law of the State of
           ----
Delaware.

          "Effective Time" shall mean the time when the Merger of the Company
           --------------
with and into TCI becomes effective under applicable law as provided in Section 2.1(a) hereof.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended, and all regulations promulgated thereunder, as in effect from time to time.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, and the
           ------------
rules and regulations thereunder.

          "GAAP" shall mean generally accepted accounting principles as accepted
           ----
by the accounting profession in the United States as in effect from time to time.

          "Government Consent" shall have the meaning specified in Section
           ------------------
3.5(ii) hereof.

          "Governmental Entity" shall mean any court, arbitrator, administrative
           -------------------
or other governmental department, agency, commission, authority or instrumentality, domestic or foreign.

          "Governmental Filing" shall have the meaning specified in Section
           -------------------
3.5(ii) hereof.

          "Indemnified Liabilities" shall have the meaning specified in Section
           -----------------------
5.2(a) hereof.

          "Indemnified Parties" shall have the meaning specified in Section
           -------------------
5.2(a) hereof.

          "Indemnified Party" shall have the meaning specified in Section 5.2(a)
           -----------------
hereof.

          "Injunction" shall mean any permanent or preliminary injunction or
           ----------
restraining order or other similar order issued or entered by any court or Governmental Entity.

          "License" shall mean any license, franchise, ordinance, authorization,
           -------
permit, certificate, variance, exemption, concession, lease, right of way, easement, instrument, order and approval, domestic or foreign.

          "Local Approvals" shall have the meaning specified in Section 3.5(ii)
           ---------------
hereof.

          "Material Adverse Effect" shall mean (A) with respect to TCI, a
           -----------------------
material adverse effect on the business, properties, operations or financial condition of (i) TCI and its subsidiaries (including the Company and its subsidiaries) taken as a whole or (ii) the TCI Group, and (B) with respect to the Company, a material adverse effect on the business, properties, operations or financial condition of the Company and its subsidiaries taken as a whole, in each case, other than any such effect arising out of or resulting from general business or economic conditions in the United States or from changes in or affecting the cable television industry generally in the United States.

          "Merger" shall have the meaning specified in the preamble hereto.
           ------

          "Person" shall mean an individual, partnership, corporation, limited
           ------
liability company, trust, unincorporated organization, association, or joint venture or a government, agency, political subdivision, or instrumentality thereof.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Series C-TCI Group Preferred Stock" shall have the meaning specified
           ----------------------------------
in Section 4.3(a) hereof.

          "Series F Preferred Stock" shall have the meaning specified in Section
           ------------------------
4.3(a) hereof.

          "Series G Preferred Stock" shall have the meaning specified in Section
           ------------------------
4.3(a) hereof.

          "subsidiary" when used with respect to any Person, means any other
           ----------
Person, of which (x) in the case of a corporation, at least (A) a majority of the equity and (B) a majority of the voting interests are owned or controlled, directly or indirectly, by such first Person, by any one or more of its subsidiaries, or by such first Person and one or more of its subsidiaries or (y) in the case of any Person other than a corporation, such first Person, one or more of its subsidiaries, or such first Person and one or more of its subsidiaries (A) owns a majority of the equity interests thereof and (B) has the power to elect or direct the election of a majority of the members of the governing body thereof or otherwise has control over such organization or entity; provided that, for purposes of the agreements set forth in Article V,
        --------
references to subsidiaries shall not include any Person as to which such first Person's voting interests are subject to a voting agreement, proxy, management contract or other arrangement as a result of which such first Person does not control such other Person. For purposes of this Agreement, unless otherwise specified, neither the Company nor any of its subsidiaries shall be deemed to be subsidiaries of TCI or any of TCI's subsidiaries, whether or not they otherwise would be subsidiaries of TCI or any of TCI's subsidiaries under the foregoing definition.

          "Surviving Corporation" shall mean TCI as the Surviving Corporation
           ---------------------
after the Merger as provided in Section 2.1(a).

          "TCI" shall have the meaning specified in the preamble hereto.
           ---

          "TCI Benefit Arrangement" shall mean each material plan, program,
           -----------------------
policy, contract or arrangement of TCI and its subsidiaries, other than TCI Employee Plans, providing for bonuses, pensions, deferred pay, stock or stock related awards, severance pay, salary continuation or similar benefits, hospitalization, medical, dental or disability benefits, life insurance or other employee benefits, or compensation to or for any TCI Employees or any beneficiaries or dependents of any TCI Employees (other than directors' and officers' liability policies), whether or not insured or funded.

          "TCI Charter" shall mean the Restated Certificate of Incorporation of
           -----------
TCI, as amended.

          "TCI Employee" shall mean any current or former employee, agent,
           ------------
director or independent contractor of TCI or its subsidiaries.

          "TCI Employee Plan" shall mean each material "employee benefit plan"
           -----------------
(as defined in Section 3(3) of ERISA) of TCI and its subsidiaries in which TCI Employees participate or pursuant to which TCI or any of its subsidiaries may have a liability with respect to employees.

          "TCI Equity Affiliates" shall have the meaning specified in Section
           ---------------------
4.1 hereof.

          "TCI Group" shall have the meaning specified in the TCI Charter.
           ---------

          "TCI Group Preferred Stock" shall mean the Series C-TCI Group
           -------------------------
Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock.

          "TCI Group Series A Stock" shall mean the Tele-Communications, Inc.
           ------------------------
Series A TCI Group Common Stock, $1.00 par value per share, of TCI, as it exists on the date of this Agreement and such other securities into which such TCI Group Series A Stock may thereafter have been changed.

          "TCI Group Series B Stock" shall mean the Tele-Communications, Inc.
           ------------------------
Series B TCI Group Common Stock, $1.00 par value per share, of TCI.

          "TCI SEC Filings" shall have the meaning specified in Section 4.4
           ---------------
hereof.

          "Violation" shall have the meaning specified in Section 3.5(iv)
           ---------
hereof.

          "Wholly-Owned Subsidiary" shall mean, as to any Person, a subsidiary
           -----------------------
of such Person 100% of the equity and voting interest in which is owned, directly or indirectly, by such Person.

     4.2  Terms Generally.  The definitions in Section 1.1 shall apply equally
          ---------------
to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The words "herein", "hereof" and "hereunder" and words of similar import refer to this Agreement in its entirety and not to any part hereof unless the context shall otherwise require. As used herein, the term "to the knowledge of the Company" or any similar term relating to the Company's knowledge means the actual knowledge, without investigation, of any of the officers or directors of the Company, and the term "to the knowledge of TCI" or any similar term relating to TCI's knowledge means the actual knowledge, without investigation, of any of the officers or directors of TCI. All references herein to Articles and Sections shall be deemed references to Articles and Sections of this Agreement unless the context shall otherwise require. Unless the context shall otherwise require, any references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action or notice shall be deferred until, or may be taken or given on, the next business day.


                                   ARTICLE V

                         THE MERGER AND RELATED MATTERS

     5.1. The Merger.
          ----------

          (a) Merger; Effective Time.  At the Effective Time and subject to and
              ----------------------
upon the terms and conditions of this Agreement, the Company shall merge with and into TCI in accordance with the provisions of the DGCL, the separate corporate existence of the Company shall cease and TCI shall continue as the Surviving Corporation. The Effective Time shall occur on the date and at the time that the Certificate of Merger shall have been accepted for filing by the Delaware Secretary of State (or such later date and time as may be agreed to by TCI and the Company and specified in the Certificate of Merger). Provided that this Agreement has not been terminated pursuant to Article VII, the parties will cause the Certificate of Merger to be filed with the Delaware Secretary of State after the satisfaction or, if permissible, waiver of the conditions set forth in
Article VI and immediately prior to the filing of the AT&T Certificate of Merger.

          (b) Effects of the Merger.  From and after the Effective Time, the
              ---------------------
Merger shall have the effects set forth in the DGCL (including, without limitation, Sections 259, 260 and 261 thereof). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of TCI and the Company shall vest in the Surviving Corporation, and all debts, liabilities and duties of TCI and the Company shall become the debts, liabilities and duties of the Surviving Corporation.

          (c) Certificate of Incorporation; Bylaws.  At the Effective Time, the
              ------------------------------------
TCI Charter and the Bylaws of TCI in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and the DGCL.

          (d) Directors and Officers of Surviving Corporation.  The directors
              -----------------------------------------------
and officers of TCI at the Effective Time shall, from and after the Effective Time, be the directors and officers of the Surviving Corporation until their respective successors are duly elected or appointed and qualified in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by applicable law.

     5.2. Closing.  Unless this Agreement shall have been terminated pursuant to
          -------
Section 7.1 and subject to the satisfaction or, when permissible, waiver of the conditions set forth in Article VI, the Closing shall take place on the date the Certificate of Merger shall have been submitted to and accepted for filing by the Delaware Secretary of State, which shall be (i) as promptly as practicable after the last of the conditions set forth in Article VI (other than the filing of the Certificate of Merger and other than any such conditions which by their terms are not capable of being satisfied until the Closing Date or thereafter) is satisfied or, when permissible, waived, or (ii) on such other date and/or at such other time as the parties may mutually agree.

     5.3. Conversion of Securities.
          ------------------------

          (a) Conversion of Company Common Stock.  At the Effective Time, by
              ----------------------------------
virtue of the Merger and without any action on the part of TCI, the Company or the holders of shares of Company Common Stock, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be canceled, retired and cease to exist without payment of any consideration thereof and without any conversion thereof.

          (b) Conversion of Company Exchangeable Preferred Stock.  At the
              --------------------------------------------------
Effective Time, by virtue of the Merger and without any action on the part of TCI, the Company or the holders of shares of Company Exchangeable Preferred Stock, each share of Company Exchangeable Preferred Stock issued and outstanding immediately prior to the Effective Time shall automatically be converted into
2.119 validly issued, fully paid and non-assessable shares of TCI Group Series A Stock. From and after the Effective Time, all such shares of Company Exchangeable Preferred Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto. Each certificate which immediately prior to the Effective Time evidenced issued and outstanding shares of Company Exchangeable Preferred Stock shall, from and after the Effective Time, represent the number of shares of TCI Group Series A Stock into which the shares previously represented by such certificate shall have been converted at the Effective Time pursuant to this
Article II. All shares of TCI Group Series A Stock in to which shares of Company Exchangeable Preferred Stock shall have been converted in accordance with this Article II shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of Company Exchangeable Preferred Stock.

          (c) TCI Securities.  Each share of capital stock of TCI issued and
              --------------
outstanding immediately prior to the Effective Time shall remain outstanding and shall continue as one share of the Surviving Corporation and each certificate evidencing ownership of any such shares shall continue to evidence ownership of the same number and kind of shares of the Surviving Corporation.

     5.4. Changes in TCI Group Series A Stock.  If, after the date hereof and
          -----------------------------------
prior to the Effective Time, the TCI Group Series A Stock shall be recapitalized or reclassified or TCI shall effect any stock dividend, stock split, or reverse stock split of TCI Group Series A Stock or otherwise effect any transaction that changes the TCI Group Series A Stock into any other securities or any other dividend or distribution shall be made on the TCI Group Series A Stock (or such other securities), then the shares of TCI Group Series A Stock to be delivered under this Agreement to the holders of Company Exchangeable Preferred Stock shall be appropriately and equitably adjusted to the kind and amount of shares of stock and other securities and property which the holders of such shares of TCI Group Series A Stock would have been entitled to receive had such shares been issued and outstanding as of the record date for determining stockholders entitled to participate in such corporate event.


                                   ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to TCI as follows:

     6.1. Organization and Qualification.  Each of the Company and its
          ------------------------------
subsidiaries (i) is a corporation, partnership, limited liability company or other business association duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (ii) has all requisite corporate, partnership, limited liability company or other business association power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (iii) is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or license necessary, except in such jurisdictions where the failure to be so duly qualified or licensed or in good standing has not had and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Company.
Each entity in which the Company, directly or through one or more of its subsidiaries, has an investment accounted for by the equity method (the "Company Equity Affiliates") is a corporation, partnership, limited liability company or other business association (A) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (B) has all requisite corporate, partnership, limited liability company or other business association power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it, or the nature of its activities, makes such qualification necessary, except in each case where such failure to be so existing and in good standing or to have such power and authority or to be so qualified to do business and be in good standing has not had and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Company.

     6.2. Authorization and Validity of Agreement.  The Company has all
          ---------------------------------------
requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Company Board and by all other necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and (assuming the due execution and delivery of this Agreement by TCI) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by principles governing the availability of equitable remedies). The Company and the Company Board have taken all actions, if any, necessary to render the restrictions on business combinations set forth in Section 203 of the DGCL inapplicable to the transactions contemplated by this Agreement.

     6.3. Capitalization.
          --------------

          (a) The authorized capital stock of the Company consists of (i) 1,005,000 shares of Company Common Stock, of which 905,553 shares are designated as Company Class A Stock and 94,447 shares are designated as Company Class B Stock and (ii) 5,000,000 shares of Company Preferred Stock, of which 4,600,000 shares are designated Company Exchangeable Preferred Stock. TCI owns all of the issued and outstanding shares of Company Class A Stock and Company Class B Stock.

          (b) As of the close of business on December 31, 1998, (i) 811,655 shares of Company Class A Stock and 94,447 shares of Company Class B Stock were issued and outstanding, (ii) no shares of Company Class A Stock and no shares of Company Class B Stock were reserved for issuance upon conversion or exchange of outstanding convertible or exchangeable securities, (iii) 4,600,000 shares of Company Exchangeable Preferred Stock were issued and outstanding, and (iv) no shares of Company Class A Stock and no shares of Company Class B Stock or Company Exchangeable Preferred Stock were held in the treasury of the Company or held by subsidiaries of the Company.

          (c) All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and nonassessable, and no class of capital stock of the Company is entitled to preemptive rights.

          (d) There are no issued or outstanding bonds, debentures, notes or other indebtedness of the Company or any of its subsidiaries which have the right to vote (or which are convertible into other securities having the right to vote) on any matters on which stockholders of the Company may vote.

          (e) There are no options, warrants or other rights to acquire capital stock (or securities convertible into or exercisable or exchangeable for capital stock) from the Company, other than (ii) the right of the holders of shares of Company Class B Stock to convert such shares into shares of Company Class A Stock, pursuant to the Company Charter, and (ii) the right of the holders of shares of Company Exchangeable Preferred Stock to convert such shares into shares of Company Class A Stock, in each case pursuant to the terms of the Company Charter. Upon consummation of the Merger, none of such convertible securities will be convertible into any shares of capital stock of the Company, but instead will either be canceled or converted in the Merger into shares of TCI Group Series A Stock in accordance with the terms of this Agreement.

     6.4. Reports and Financial Statements.  The Company has filed all Reports
          --------------------------------
on Form 10-K, Form 10-Q and Form 8-K and proxy statements required under the Exchange Act to be filed with the SEC since January 1, 1996 (collectively, the "Company SEC Filings"). As of their respective dates, each of the Company SEC Filings complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder, and none of the Company SEC Filings contained as of such date any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When filed with the SEC, the financial statements (including the related notes) included in the Company SEC Filings complied as to form in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder and were prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the schedules thereto), and such financial statements fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended, subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments. Except (i) as and to the extent disclosed or reserved against on the balance sheet of the Company as of September 30, 1998 included in the Company SEC Filings, or (ii) as incurred after the date thereof in the ordinary course of business consistent with prior practice, none of the Company, any of the Company's subsidiaries or, to the knowledge of the Company, any Company Equity Affiliate has incurred any liability or obligation of any kind that, individually or in the aggregate, has or would have a Material Adverse Effect on the Company.

     6.5. No Approvals or Notices Required; No Conflict with Instruments.  The
          --------------------------------------------------------------
execution and delivery by the Company of this Agreement do not, and the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby will not:

          (1) conflict with or violate the Company Charter or Bylaws or the charter or bylaws of any corporate subsidiary of the Company, or the partnership agreement of any partnership subsidiary of the Company, or any other instrument or document governing any subsidiary of the Company that is not a corporation or partnership;

          (2) require any consent, approval, order or authorization of or other action by any Governmental Entity (a "Government Consent") or any registration, qualification, declaration or filing with or notice to any Governmental Entity (a "Governmental Filing"), in each case on the part of or with respect to the Company, any subsidiary of the Company or, to the knowledge of the Company, any Company Equity Affiliate, except for (A) such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, (B) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business,
(C) such Government Consents and Governmental Filings with state and local governmental authorities (the "Local Approvals") as may be required with respect to the Licenses held by the Company, any of its subsidiaries or, to the knowledge of the Company, any of the Company Equity Affiliates or as may otherwise be required under laws applicable to the conduct of the businesses of the Company and its subsidiaries in the ordinary course, (D) the Governmental Filings to be made on the part of or with respect to TCI referred to in clause
(ii) of Section 4.5, (E) such Government Consents and Governmental Filings as may be required in connection with the issuance of the TCI Group Series A Stock in the Merger pursuant to state securities and blue sky laws, and (F) such Government Consents and Government Filings the absence or omission of which will not, either individually or in the aggregate, have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger;

          (3) require, on the part of the Company, any subsidiary of the Company or, to the knowledge of the Company, any Company Equity Affiliate, any consent by or approval or authorization of (a "Contract Consent") or notice to (a "Contract Notice") any other Person (other than a Governmental Entity), whether under any License or other Contract or otherwise, except such Contract Consents and Contract Notices the absence or omission of which will not, either individually or in the aggregate, have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger;

          (4) assuming that any Government Consents and Governmental Filings required under any Licenses are obtained or made, conflict with or result in any violation or breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, suspension, modification or, subject to Section 3.5(v), acceleration of any obligation or any increase in any payment required by or the impairment, loss or forfeiture of any material benefit, rights or privileges under or the creation of a lien or other encumbrance on any assets pursuant to (any such conflict, violation, breach, default, right of termination, cancellation or acceleration, loss or creation, a "Violation") any contract (including any note, bond, indenture, mortgage, deed of trust, lease, franchise, permit, authorization, license, contract, instrument, employee benefit plan or practice, or other agreement, obligation, commitment or concession of any nature (each, a "Contract")) to which the Company, any subsidiary of the Company or, to the knowledge of the Company, any Company Equity Affiliate is a party, by which the Company, any subsidiary of the Company or, to the knowledge of the Company, any Company Equity Affiliate or any of their respective assets or properties is bound or affected or pursuant to which the Company, any subsidiary of the Company or, to the knowledge of the Company, any Company Equity Affiliate is entitled to any rights or benefits (including the Licenses), except such Violations which would not, individually or in the aggregate, have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger; or

          (5) assuming that the Government Consents and Governmental Filings specified in clause (ii) of this Section 3.5 are obtained, made and given, result in a Violation of, under or pursuant to any law, rule, regulation, order, judgment or decree applicable to the Company, any subsidiary of the Company or, to the knowledge of the Company, any Company Equity Affiliate, or by which any of their respective properties or assets are bound or affected, except for such Violations which would not, individually or in the aggregate, have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger.

     6.6. Vote Required.  The only approval of stockholders of the Company
          -------------
required under the DGCL, the Company Charter, the Company's Bylaws and the rules and regulations of The Nasdaq Stock Market in order to adopt this Agreement is the affirmative vote of a majority of the aggregate voting power of the issued and outstanding shares of Company Class A Stock and the Company Class B Stock voting together as a single class. No other vote or approval of or other action by the holders of any capital stock or other securities of the Company is required in connection with this Agreement or the consummation of the Merger.

                                  ARTICLE VII

                     REPRESENTATIONS AND WARRANTIES OF TCI

     TCI hereby represents and warrants to the Company as follows:

     7.1. Organization.  Each of TCI and TCI's subsidiaries (i) is a
          ------------
corporation, partnership, limited liability company or other business association duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (ii) has all requisite corporate, partnership, limited liability company or other business association power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (iii) is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or license necessary, except in such jurisdictions where the failure to be so duly qualified or licensed or in good standing has not had and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on TCI. Each entity in which TCI, directly or through one or more of its subsidiaries, has an investment accounted for by the equity method (the "TCI Equity Affiliates") is a corporation, partnership, limited liability company or other business association (A) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (B) has all requisite corporate, partnership, limited liability company or other business association power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it, or the nature of its activities, makes such qualification necessary, except in each case where such failure to be so existing and in good standing or to have such power and authority or to be so qualified to do business and be in good standing has not had and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on TCI.

     7.2. Authorization and Validity of Agreement.  TCI has all requisite
          ---------------------------------------
corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by TCI of this Agreement and the consummation by TCI of the transactions contemplated hereby have been approved by the Board of Directors of TCI, and have been duly authorized by all other necessary corporate action on the part of TCI. This Agreement has been duly executed and delivered by TCI and (assuming the due execution and delivery of this Agreement by the Company) constitutes a valid and binding agreement of TCI, enforceable against TCI in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by principles governing the availability of equitable remedies).

     7.3. Capitalization of TCI.
          ---------------------

          (a) TCI's authorized capital stock includes 1,750,000,000 shares of TCI Group Series A Stock and 150,000,000 shares of TCI Group Series B Stock. No shares of TCI's preferred stock are convertible into TCI Group Series A Stock or TCI Group Series B Stock other than its Convertible Preferred Stock, Series C-TCI Group (the "Series C-TCI Group Preferred Stock"), its Convertible Redeemable Participating Preferred Stock, Series F (the "Series F Preferred Stock"), and its Redeemable Convertible TCI Group Preferred Stock, Series G (the "Series G Preferred Stock"). There are 70,575 authorized shares of Series C-TCI Group Preferred Stock, 500,000 authorized shares of Series F Preferred Stock and 7,259,380 authorized shares of Series G Preferred Stock.

          (b) As of the close of business on December 31, 1998, (A) 473,657,007 shares of TCI Group Series A Stock and 64,444,193 shares of TCI Group Series B Stock (in each case net of shares held in treasury and shares held by subsidiaries of TCI) were issued and were outstanding, (B) 11,362,365 shares of TCI Group Series A Stock and 330,902 shares of TCI Group Series B Stock were held in TCI's treasury, (C) 125,728,816 shares of TCI Group Series A Stock and 9,154,134 shares of TCI Group Series B Stock were held by subsidiaries of TCI, and (D) 43,575 shares of Series C-TCI Group Preferred Stock, 278,307 shares of Series F Preferred Stock and 6,444,244 shares of Series G Preferred Stock were issued and were outstanding.

          (c) All outstanding shares of TCI Group Series A Stock, TCI Group Series B Stock and TCI Group Preferred Stock are duly authorized, validly issued, fully paid and nonassessable, and no class of capital stock of TCI is entitled to preemptive rights.

          (d) As of the close of business on December 31, 1998, there were no options, warrants or other rights to acquire TCI Group Series A Stock (or securities convertible into or exercisable or exchangeable for TCI Group Series A Stock) from TCI, other than (i) the right of the holders of TCI Group Series B Stock to convert shares of TCI Group Series B Stock into TCI Group Series A Stock, pursuant to the TCI Charter, (ii) options or other rights representing in the aggregate the right to purchase or otherwise acquire up to 17,331,816 shares of TCI Group Series A Stock, pursuant to TCI Employee Plans or TCI Benefit Arrangements or otherwise, (iii) 24,163,259 shares of TCI Group Series A Stock issuable upon exchange of the TCI UA, Inc. Convertible Notes due December 12, 2021, and (iv) (A) 5,789,374 shares of TCI Group Series A Stock issuable upon conversion of the Series C-TCI Group Preferred Stock, at a conversion rate equal to 132.86 per share, (B) 7,668,650 shares of TCI Group Series A Stock issuable upon conversion of the Series G Preferred Stock, at a conversion rate equal to
1.190 per share, (C) 9,747,400 shares of TCI Group Series A Stock issuable upon exchange of the shares of Company Exchangeable Preferred Stock, (D) 34,087,114 shares of TCI Group Series A Stock issuable upon exchange of the shares of Class A Senior Cumulative Exchangeable Preferred Stock, $100 par value per share, of TCI Pacific Communications, Inc., and (E) 1,084,056 shares of TCI Group Series A Stock issuable upon exchange of the Exchangeable Preferred Stock, Series A, $.01 par value per share, of ETC NSCI Holdings, Inc..

     7.4. TCI Reports and Financial Statements.  TCI has filed all Reports on
          ------------------------------------
Form 10-K, Form 10-Q and Form 8-K and proxy statements required under the Exchange Act to be filed with the SEC since January 1, 1996 (collectively, the "TCI SEC Filings"). The TCI SEC Filings constitute all of the documents (other than preliminary material) that TCI was required to file with the SEC under the Exchange Act since such date. As of their respective dates, each of the TCI SEC Filings complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder, and none of the TCI SEC Filings contained as of such date any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When filed with the SEC, the financial statements (including the related notes) included in the TCI SEC Filings complied as to form in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder and were prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the schedules thereto), and such financial statements fairly present, in all material respects, the consolidated financial position of TCI and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended, subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments. Except
(i) as and to the extent disclosed or reserved against on TCI's balance sheet as of September 30, 1998 included in the TCI SEC Filings, or (ii) as incurred after the date thereof in the ordinary course of business consistent with prior practice, none of TCI, any of TCI's subsidiaries or, to the knowledge of TCI, any TCI Equity Affiliate has incurred any liability or obligation of any kind that, individually or in the aggregate, has or would have a Material Adverse Effect on TCI.

     7.5. No Approvals or Notices Required; No Conflict with Instruments.
          --------------------------------------------------------------
The execution and delivery by TCI of this Agreement do not, and the performance by TCI of its obligations hereunder and the consummation of the transactions contemplated hereby will not:

               (1) conflict with or violate the TCI Charter or TCI's Bylaws;

               (2) require any Government Consent or Governmental Filing on the part of or with respect to TCI, any subsidiary of TCI or, to the knowledge of TCI, any TCI Equity Affiliate, except for (A) such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, (B) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business,
(C) the Local Approvals, (D) such Government Consents and Governmental Filings as may be required in connection with the issuance of the TCI Group Series A Stock in the Merger pursuant to state securities and blue sky laws, (E) the Governmental Filings to be made on the part of or with respect to the Company referred to in clause (ii) of Section 3.5, and (F) such Government Consents and Governmental Filings the absence or omission of which will not, either individually or in the aggregate, have a Material Adverse Effect on TCI or prevent or materially delay the consummation of the Merger;

               (3) require on the part of TCI, any subsidiary of TCI or, to the knowledge of TCI, any TCI Equity Affiliate, any Contract Consent or Contract Notice, except such Contract Consents and Contract Notices the absence or omission of which will not, either individually or in the aggregate, have a Material Adverse Effect on TCI or prevent or materially delay the consummation of the Merger;

               (4) assuming that any Government Consents and Governmental Filings required under any Licenses are obtained or made, result in a Violation by TCI or any subsidiary of TCI of any Contract to which TCI, any subsidiary of TCI or, to the knowledge of TCI, any TCI Equity Affiliate is a party, by which TCI, any subsidiary of TCI or, to the knowledge of TCI, any TCI Equity Affiliate or any of their respective assets or properties is bound or affected or pursuant to which TCI, any subsidiary of TCI or, to the knowledge of TCI, any TCI Equity Affiliate is entitled to any rights or benefits, except for such Violations which would not, individually or in the aggregate, have a Material Adverse Effect on TCI or prevent or materially delay the consummation of the Merger; or

               (5) assuming that the Government Consents and Governmental Filings specified in clause (ii) of this Section 4.5 are obtained, made and given, result in a Violation of, under or pursuant to any law, rule, regulation, order, judgment or decree applicable to TCI, any subsidiary of TCI or, to the knowledge of TCI, any TCI Equity Affiliate or by which any of their respective properties or assets are bound or affected, except for such Violations which would not, individually or in the aggregate, have a Material Adverse Effect on TCI or prevent or materially delay the consummation of the Merger.

     7.6. Vote Required.  No vote of stockholders of TCI is required under
          -------------
the DGCL, the TCI Charter, TCI's Bylaws or the rules and regulations of The Nasdaq Stock Market in order for TCI to validly perform its obligations under this Agreement (including, without limitation, its obligation to issue the TCI Group Series A Stock pursuant to Section 2.3(b) hereof).

     7.7. TCI Group Series A Stock.  The shares of TCI Group Series A Stock
          ------------------------
to be issued pursuant to Section 2.3 will be, when the Merger has become effective, duly authorized, validly issued, fully paid and nonassessable and no stockholder of TCI will have any preemptive right of subscription or purchase in respect thereof.


                                  ARTICLE VIII

                                CERTAIN ACTIONS

     8.1. Conduct of the Company's Business Pending the Effective Time.
          ------------------------------------------------------------
During the period commencing on the date hereof and ending at the Effective Time, the Company shall, and shall cause each of its subsidiaries to conduct its business only in the ordinary and usual course of its business and consistent with past practices, except as permitted, required or specifically contemplated by this Agreement, required by any change in applicable law or consented to or approved by TCI.

     8.2. Indemnification.
          ---------------

          (a) Indemnification of Company Directors and Officers.  From and after
              -------------------------------------------------
the Effective Time, TCI shall indemnify, defend and hold harmless the present and former directors, officers, employees or agents of the Company and any of its subsidiaries, and any Person who is or was serving at the request of the Company as a director, officer, employee or agent of another Person (individually an "Indemnified Party" and, collectively, the "Indemnified Parties") against (i) all losses, claims, damages, costs, expenses (including fees and expenses of counsel properly retained by an Indemnified Party under this Section 5.2) (promptly as statements therefor are received), liabilities or judgments or amounts that are paid in settlement with the approval of TCI (which approval shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such Person was at any time prior to the Effective Time a director, officer, employee or agent of the Company, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after the Effective Time ("Indemnified Liabilities") and (ii) all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby (and TCI shall pay expenses in advance of the final disposition of any such action, suit, proceeding or investigation to each Indemnified Party (including fees and expenses of counsel properly retained by an Indemnified Party under this Section 5.2), promptly as statements therefor are received, to the full extent permitted by law upon receipt of the undertaking contemplated by Section 145(e) of the

DGCL), in each case to the full extent that (x) a corporation is permitted under Delaware law to indemnify or advance expenses to its own directors, officers, employees or agents, as the case may be, (y) such Indemnified Party would have been entitled to be indemnified by the Company, if such Indemnified Party was a director, officer, employee or agent of the Company, with respect to the Indemnified Liabilities in question under the Company Charter and the Company's Bylaws as in effect on January 1, 1998 and under any indemnification agreement with the Company in a form disclosed to TCI prior to the date hereof and (z) such indemnification otherwise is permitted by applicable law. In the event any such claim, action, suit, proceeding or investigation is asserted or commenced against any Indemnified Party (whether before or after the Effective Time), TCI will be entitled to participate and, to the extent that it may wish, to assume the defense thereof, except that if TCI also is a subject of such claim, action, suit, proceeding or investigation and there is, under applicable standards of professional conduct, a conflict on any significant issue between the position of TCI and the position of such Indemnified Party, or if TCI shall fail to assume responsibility for such defense, such Indemnified Party may, subject to
Section 5.2(b), retain counsel who will represent such Indemnified Party, and TCI shall pay all fees and expenses of such counsel promptly as statements therefor are received; provided that such Indemnified Party shall vigorously
                       --------
defend (or, if the defense is assumed by TCI, use his reasonable best efforts to assist in the vigorous defense of) any such matter; provided, further, that TCI
                                                    --------  -------
shall not be liable for any settlement effected without its written consent, which consent, however, shall not be unreasonably withheld; and provided,
                                                                --------
further, that TCI shall not have any obligation hereunder to any Indemnified
-------
Party when and if a court of competent jurisdiction shall ultimately determine, after exhaustion of all avenues of appeal, that such Indemnified Party is not entitled to indemnification hereunder.

          (b) Indemnification Procedures.  Any Indemnified Party wishing to
              ---------------------------
claim indemnification or advancement of expenses under Section 5.2(a), upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify TCI thereof (provided that the failure so to notify TCI shall not relieve TCI from any liability which it may have under this Section 5.2, except to the extent such failure materially prejudices TCI) and shall deliver to TCI an undertaking to repay any amounts advanced pursuant thereto when and if a court of competent jurisdiction shall ultimately determine, after exhaustion of all avenues of appeal, that such Indemnified Party is not entitled to indemnification hereunder. In no event may the Indemnified Parties retain more than one lead law firm and one local counsel to represent them with respect to any such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the position of any two or more Indemnified Parties in which case the Indemnified Parties may (unless the defense of such matter has been assumed by TCI as provided herein) retain, at the expense of TCI, such number of additional counsel as are necessary to eliminate all conflicts of the type referred to above.

          (c) Survival of Existing Indemnification Rights.  TCI agrees that all
              -------------------------------------------
rights to indemnification, including provisions relating to advances of expenses incurred in defense of any action, suit or proceeding, whether civil, criminal, administrative or investigative (each, a "Claim"), existing in favor of the Indemnified Parties as provided in the Company Charter or the Company's

Bylaws or pursuant to other agreements, or certificates of incorporation or bylaws or similar documents of any of the Company's subsidiaries, as in effect as of the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time; provided, however, that all rights to indemnification in respect of any Claim
--------  -------
asserted, made or commenced within such period shall continue until the final disposition of such Claim.

          (d) Survival.  This Section 5.2 shall survive the consummation of the
              --------
Merger. The provisions of this Section 5.2 are intended to be for the benefit of and shall be enforceable by each of the Indemnified Parties and his heirs and legal representatives, and shall be binding on the Surviving Corporation and its respective successors and assigns.

     8.3. Actions by TCI.  In its capacity as the beneficial owner of all of
          --------------
the issued and outstanding shares of Company Common Stock, TCI hereby consents to the adoption of this Agreement and agrees to cause such shares of the Company Common Stock to be voted in favor of the adoption of this Agreement at any meeting of stockholders of the Company called for such purpose.

     8.4. Reasonable Efforts.  Subject to the terms and conditions of this
          ------------------
Agreement and applicable law and, in the case of the Company, except as otherwise required by the fiduciary duties of the Company Board (as determined in good faith by the Company Board following the receipt of advice of the Company's outside legal counsel thereon), each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations or otherwise to consummate and make effective the Merger and the other transactions contemplated by this Agreement as soon as reasonably practicable, including such actions or things as any other party hereto may reasonably request in order to cause any of the conditions to such other party's obligation to consummate such transactions specified in
Article VI to be fully satisfied.

     8.5. Employee Agreements.  From and after the Effective Time, the
          -------------------
Surviving Corporation agrees to honor, in accordance with their terms, all existing employment and other agreements relating to employees of the Company (the "Employment Agreements"); provided, however, that nothing herein shall
                               --------  -------
preclude any change in any Employment Agreement effective on a prospective basis that is permitted pursuant to the terms of the applicable Employment Agreement.

                                   ARTICLE IX

                              CONDITIONS PRECEDENT

     9.1. Conditions Precedent to the Obligations of TCI and the Company.  The
          --------------------------------------------------------------
respective obligations of TCI and the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any or all of which, to the extent permitted by applicable law, may be waived by TCI for itself (but not for the Company), or by the Company for itself (but not for TCI):

          (a) Satisfactions of Conditions to the AT&T Agreement.  The AT&T
              -------------------------------------------------
Agreement shall not have been terminated and all conditions contained in Article VIII of the AT&T Agreement shall have been satisfied or, where permissible, waived.

          (b) Absence of Injunctions.  No permanent or preliminary Injunction or
              ----------------------
restraining order or other order by any court or other Governmental Entity of competent jurisdiction, or other legal restraint or prohibition, preventing consummation of the transactions contemplated hereby as provided herein shall be in effect, or permitting such consummation only subject to any condition or restriction that has or would have a Material Adverse Effect on the Company or TCI.

          (c) Tax Opinion.  TCI and the Company shall have received the opinion
              -----------
of Baker & Botts, L.L.P., in form and substance reasonably satisfactory to TCI and the Company, to the effect that (i) the Merger should be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) and a liquidation within the meaning of Section 332 of the Code, (ii) no gain or loss should be recognized by TCI or the Company as a result of the Merger, and
(iii) no gain or loss should be recognized by a holder of Company Exchangeable Preferred Stock to the extent that such holder receives only stock of TCI in exchange for his Company Exchangeable Preferred Stock in the Merger. In rendering the opinion referenced in this Section 6.1(c), Baker & Botts, L.L.P. may rely on representations contained in certificates of the Company, TCI and others, in each case in form and substance reasonably acceptable to Baker & Botts, L.L.P., and upon such other documents and data as such counsel deems appropriate as a basis for such opinions.

     9.2. Conditions Precedent to the Obligations of TCI.  The obligation of TCI
          ----------------------------------------------
to consummate the transactions contemplated by this Agreement is also subject to the satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by TCI:

          (a) Accuracy of Representations and Warranties.  All representations
              ------------------------------------------
and warranties of the Company contained in this Agreement shall, if specifically qualified by materiality, be true and correct and, if not so qualified, be true and correct in all material respects in each case as of the date of this Agreement and (except to the extent such representations and warranties speak as of a specified earlier date) on and as of the Closing Date as though made on and as of the Closing Date, except for changes permitted or contemplated by this Agreement.

          (b) Performance of Agreements.  The Company shall have performed in
              -------------------------
all material respects all obligations and agreements, and complied in all material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to or on the Closing Date.

          (c) No Adverse Enactments.  There shall not have been any action
              ---------------------
taken, or any statute, rule, regulation, order, judgment or decree proposed, enacted, promulgated, entered, issued, enforced or deemed applicable by any foreign or United States federal, state or local Governmental Entity, and there shall be no action, suit or proceeding pending or threatened, which (i) makes or may make this Agreement, the Merger, or any of the other transactions contemplated by this Agreement illegal or imposes or may impose material damages or penalties in connection therewith; (ii) requires or may require the divestiture of a material portion of the business of (A) TCI and its subsidiaries taken as a whole, or (B) the TCI Group, if the Merger is consummated; (iii) requires or may require TCI or any of its material subsidiaries or affiliates to cease or refrain from engaging in any material business, including any material business conducted by the Company or any of its subsidiaries prior to the Merger, if the Merger is consummated; or (iv) otherwise prohibits, restricts, or unreasonably delays consummation of the Merger or any of the other transactions contemplated by this Agreement or increases or may increase in any material respect the liabilities or obligations of TCI arising out of this Agreement, the Merger, or any of the other transactions contemplated by this Agreement.

          (d) Receipt of Licenses, Permits and Consents.  Other than the filing
              -----------------------------------------
of the Certificate of Merger with the Delaware Secretary of State and filings due after the Effective Time, all Local Approvals and all other Government Consents as are required in connection with the consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect and all Governmental Filings as are required in connection with the consummation of such transactions shall have been made, and all waiting periods, if any, applicable to the consummation of such transactions imposed by any Governmental Entity shall have expired, other than those which, if not obtained, in force or effect, made or expired (as the case may be) would not, either individually or in the aggregate, (i) have a material adverse effect on the transactions contemplated hereby or (ii) assuming consummation of the Merger, have a Material Adverse Effect, as of or after the Effective Time, on TCI.

     9.3. Conditions Precedent to the Obligations of the Company.  The
          ------------------------------------------------------
obligation of the Company to consummate the transactions contemplated by this Agreement is also subject to the satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by the Company:

          (a) Accuracy of Representations and Warranties.  All representations
              ------------------------------------------
and warranties of TCI contained in this Agreement shall, if specifically qualified by materiality, be true and correct and, if not so qualified, be true and correct in all material respects in each case as of the date of this Agreement and (except to the extent such representations and warranties speak of a specified earlier date) on and as of the Closing Date as though made on and as of the Closing Date, except for changes permitted or contemplated by this Agreement.

          (b) Performance of Agreements.  TCI shall have performed in all
              -------------------------
material respects all obligations and agreements, and complied in all material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to or on the Closing Date.

          (c) No Adverse Enactments.  There shall not have been any action
              ---------------------
taken, or any statute, rule, regulation, order, judgment or decree proposed, enacted, promulgated, entered, issued, enforced or deemed applicable by any foreign or United States federal, state or local Governmental Entity, and there shall be no action, suit or proceeding pending or threatened, which (i) makes or may make this Agreement, the Merger, or any of the other transactions contemplated by this Agreement illegal or imposes or may impose material damages or penalties in connection therewith or (ii) has or, in the reasonable judgment of the Company, assuming consummation of the Merger, is reasonably likely to have a Material Adverse Effect, as of or after the Effective Time, on TCI.

          (d) Receipt of Licenses, Permits and Consents.  Other than the filing
              -----------------------------------------
of the Certificate of Merger with the Delaware Secretary of State and filings due after the Effective Time, all Local Approvals and all other Government Consents as are required in connection with the consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect, all Governmental Filings as are required in connection with the consummation of such transactions shall have been made, and all waiting periods, if any, applicable to the consummation of such transactions imposed by any Governmental Entity shall have expired, other than those which, if not obtained, in force or effect, made or expired (as the case may be), would not, either individually or in the aggregate, assuming consummation of the Merger, have a Material Adverse Effect, as of or after the Effective Time, on TCI.


                                   ARTICLE X

                                  TERMINATION

    10.1. Termination and Abandonment.  This Agreement may be terminated and the
          ---------------------------
transactions contemplated hereby may be abandoned at any time prior to the Effective Time, whether before or after adoption of this Agreement by the stockholders of the Company:

          (i) by mutual consent of TCI and the Company; or

          (ii) by either the Company or TCI: (A) if the AT&T Agreement is terminated or the AT&T Merger is otherwise abandoned; (B) if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other party contained in this

Agreement and such breach is incapable of being cured, or (C) if any court of competent jurisdiction or other competent governmental authority shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable.

    10.2. Effect of Termination.  In the event of any termination of this
          ---------------------
Agreement by the Company or TCI pursuant to Section 7.1, this Agreement forthwith shall become void and there shall be no liability or obligation on the part of TCI, the Company or their respective affiliates, stockholders, directors, officers, agents or representatives except as provided in Section 8.11, which shall survive such termination.

                                   ARTICLE XI

                                 MISCELLANEOUS

    11.1. Effectiveness of Representations, Warranties and Agreements.  The
          -----------------------------------------------------------
representations, warranties, covenants or agreements contained in this Agreement or in any certificate or other instrument delivered pursuant to this Agreement shall terminate at the Effective Time, except for the agreements contained in
Article II, Section 5.2, Section 5.5 and in this Article VIII.

    11.2. Notices.  All notices, requests, demands, waivers and other
          -------
communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, certified or registered mail with postage prepaid, or sent by confirmed telecopier, as follows: if to TCI, to Tele-Communications, Inc. and if to the Company, to TCI Communications, Inc., in each case, at:

                    5619 DTC Parkway
                    Englewood, Colorado  80111-3000
                    Attn:  Stephen M. Brett, Executive Vice President
                    Telecopier:  (303) 488-3245

                    with a copy to:

                    Baker & Botts, L.L.P.
                    599 Lexington Avenue
                    New York, New York 10022-6030
                    Attn:  Lee D. Charles, Esq.
                    Telecopier:  (212) 705-5125

or to such other Person or address as any party shall specify by notice in writing to the other party. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof, except that any notice of a change of address shall be effective only upon actual receipt thereof.

    11.3. Entire Agreement.  This Agreement (including the other documents
          ----------------
delivered in connection herewith) constitutes the entire agreement of the parties and supersedes all prior agreements and understandings, oral and written, between the parties with respect to the subject matter hereof.

    11.4. Assignment; Binding Effect; Benefit.
          -----------------------------------

          (a) Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned by any party (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer on, or to make enforceable by, any Person other than the parties or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, other than rights conferred upon Indemnified Parties under Section 5.2 and upon stockholders, directors, officers, affiliates, agents and representatives of the parties under Section
8.11. Notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 5.2 of this Agreement may not be amended or altered in any manner with respect to any Indemnified Party without the written consent of such Indemnified Party. No assignment of this Agreement shall relieve TCI from its obligations to any Indemnified Party contained in Section 5.2 of this Agreement.

          (b) Notwithstanding Section 8.4(a), this Agreement and all the rights, benefits and obligations hereunder shall be assignable to and binding upon, and inure to the benefit of and be enforceable by, any successor of TCI pursuant to the AT&T Merger.

    11.5. Amendment.  This Agreement may be amended by the parties hereto, by
          ---------
action taken or authorized by their respective Boards of Directors, at any time prior to the Effective Time; provided, however, that no amendment may be made
                             --------  -------
without the further requisite approval of the stockholders of the Company if such amendment by law requires the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

    11.6. Extension; Waiver.  At any time prior to the Effective Time, either
          -----------------
of the parties, by action taken or authorized by such party's Board of Directors, may, to the extent legally allowed, (i) extend the time specified herein for the performance of any of the obligations of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (iii) waive compliance by the other party with any of the agreements or covenants of such other party contained herein or (iv) waive any condition to such waiving party's obligation to consummate the transactions contemplated hereby. Any such extension or waiver shall be valid only if set forth in a written instrument signed by the party or parties to be bound thereby. Any such extension or waiver by any party shall be binding on such party but not on the other party entitled to the benefits of the provision of this Agreement affected unless such other party also has agreed to such extension or waiver. No such waiver shall constitute a waiver of, or estoppel with respect to, any subsequent or other breach or failure to strictly comply with the provisions of this Agreement. The failure of any party to exercise any of its rights, powers or remedies hereunder or with respect hereto or to insist on strict compliance with this Agreement shall not constitute a waiver by such party of its right to exercise any such or other rights, powers or remedies or to demand such compliance. Whenever this Agreement requires or permits consent or approval by any party, such consent or approval shall be effective if given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 8.6.

    11.7. Headings.  The table of contents and headings contained in this
          --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    11.8. Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

    11.9. Applicable Law.  This Agreement and the legal relations between the
          --------------
parties shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws rules thereof.

    11.10. Severability.  If any term or other provision of this Agreement is
           ------------
invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

    11.11. Limited Liability.  Notwithstanding any other provision of this
           -----------------
Agreement, no stockholder, director, officer, affiliate, agent or representative of any party shall have any liability in respect of or relating to the covenants, obligations, representations or warranties of such party hereunder or in respect of any certificate delivered with respect thereto and, to the fullest extent legally permissible, each party, for itself and its stockholders, directors, officers and affiliates, waives and agrees not to seek to assert or enforce any such liability which any such Person otherwise might have pursuant to applicable law.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger as of the date first above written.



                         TELE-COMMUNICATIONS, INC.


                         By:      /s/ STEPHEN M. BRETT
                            -----------------------------------------
                                 Name:  Stephen M. Brett
                                 Title: Executive Vice President



                         TCI COMMUNICATIONS, INC.


                         By:      /s/ STEPHEN M. BRETT
                            -----------------------------------------
                                 Name:  Stephen M. Brett
                                 Title: Executive Vice President